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                                                                   EXHIBIT 10.61



                                PLEDGE AGREEMENT


         THIS PLEDGE AGREEMENT (this "Agreement") is made as of November 25, 1997, by each of the undersigned (each individually a "Pledgor" and collectively, "Pledgors"), in favor of Energy Capital Investment Company PLC, an English investment company, EnCap Equity 1994 Limited Partnership, a Texas limited partnership, and Gecko Booty 1994 I Limited Partnership, a Texas limited partnership (collectively, "Secured Party").

                                    RECITALS:

1. Future Petroleum Corporation, a Utah corporation ("Buyer") has executed those certain promissory notes of even date herewith, payable to the order of Secured Party in the aggregate principal amount of $6,600,000 (such promissory notes, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, collectively, the "Notes").

2. The Notes were executed pursuant to a Purchase and Sale Agreement dated November 25, 1997 (the "Purchase Agreement"), by and between Buyer and Secured Party, pursuant to which Buyer has agreed to purchase from Secured Party all of the limited partnership interests in each of BMC Development No. 1 Limited Partnership and Future Acquisition 1995, Ltd., each a Texas limited partnership (together with their successors, each a "Partnership"), and all of the assets of Gecko Booty 1994 I Limited Partnership, and pursuant to which Secured Party has agreed to extend credit to Buyer under the Notes to consummate such purchase.

3. Pursuant to the Purchase Agreement, each Partnership, Future Energy Corporation, a Nevada corporation ("Future Nevada"), and Future Petroleum Corporation, a Texas corporation ("Future Texas"), each a wholly-owned Subsidiary of Buyer and the sole limited and general partners of each Partnership, respectively, are concurrently herewith giving to Secured Party a Guaranty of even date herewith (as from time to time amended, supplemented or restated, the "Guaranty") of all of the indebtedness of Buyer under the Purchase Agreement and the Notes.

4. It is a condition precedent to Secured Party's obligation to extend credit to Buyer pursuant to the Purchase Agreement that Pledgors shall execute and deliver to Secured Party a satisfactory pledge agreement pledging the capital stock of Future Nevada and Future Texas and the partnership interests in the Partnerships to secure Pledgors' obligations under the Purchase Agreement, the Notes and the Guaranty.

5. Buyer owns directly (i) all of the issued and outstanding shares of capital stock of Future Nevada, which in turn owns a 99% limited partnership interest in each Partnership, and (ii) all of the issued and outstanding shares of capital stock of Future Texas, which in turn owns a 1% general partnership interest in each Partnership.

6. Buyer, Future Nevada, Future Texas and the other direct and indirect subsidiaries of Buyer are mutually dependent on each other in the conduct of their respective businesses under a holding company structure, with the credit needed from time to time by each often being provided by another or by means of financing obtained by one such affiliate with the support of the others for their mutual benefit and the ability of each to obtain such financing being dependent on the successful operations of the others.



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7.       The board of directors of each Pledgor has determined that such
         Pledgor's execution, delivery and performance of this Agreement may reasonably be expected to benefit such Pledgor, directly or indirectly, and are in the best interests of such Pledgor.

         NOW, THEREFORE, in consideration of the premises, of the benefits which will inure to Pledgors from Secured Party's extension of credit under the Notes, and of Ten Dollars and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, and in order to induce Secured Party to extend credit under the Purchase Agreement, each Pledgor hereby agrees with Secured Party as follows:

                                   AGREEMENTS

                     ARTICLE I -- Definitions and References

         Section 1.1. General Definitions. As used herein, the terms "Agreement", "Pledgor", "Secured Party", "Buyer", "Notes", "Purchase Agreement", "Partnership", "Future Nevada", "Future Texas" and "Guaranty" shall have the meanings indicated above, and the following terms shall have the following meanings:

         "Collateral" means all property, of whatever type, which is described in Section 2.1 as being at any time subject to a security interest granted hereunder to Secured Party.

         "Issuer" means each Partnership, Future Nevada, Future Texas and any successor of any such Issuer.

         "Obligation Documents" means the Notes, the Purchase Agreement, the Guaranty, the Note Documents and all other documents and instruments under, by reason of which, or pursuant to which any or all of the Secured Obligations are evidenced, governed, secured, guarantied, or otherwise dealt with, and all other agreements, certificates, and other documents, instruments and writings heretofore or hereafter delivered in connection herewith or therewith.

         "Other Liable Party" means any Person, other than Pledgor, who may now or may at any time hereafter be primarily or secondarily liable for any of the Secured Obligations or who may now or may at any time hereafter have granted to Secured Party a Lien upon any property as security for the Secured Obligations.

         "Other Partnership Rights" has the meaning given it in Section 2.1(b).

         "Partnership Agreements", "Partnership Rights", and "Partnership Rights to Payments" have the meanings given them in Section 2.1(b).

         "Person" means an individual, corporation, partnership, association, joint stock company, trust, unincorporated organization or joint venture, or a court or governmental unit or any agency or subdivision thereof, or any other legally recognizable entity.

         "Pledged Shares" has the meaning given it in Section 2.1(a).

         "Secured Obligations" shall have the meaning given to it in Section
2.2.

         "UCC" means the Uniform Commercial Code in effect in the State of Texas on the date hereof.



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         Section 1.2. Incorporation of Other Definitions. Reference is hereby made to the Purchase Agreement for a statement of the terms thereof. All capitalized terms used in this Agreement which are defined in the Purchase Agreement and not otherwise defined herein shall have the same meanings herein as set forth therein. All terms used in this Agreement which are defined in the UCC and not otherwise defined herein or in the Purchase Agreement shall have the same meanings herein as set forth therein, except where the context otherwise requires.

         Section 1.3. Attachments. All exhibits or schedules which may be attached to this Agreement are a part hereof for all purposes.

         Section 1.4. Amendment of Defined Instruments. Unless the context otherwise requires or unless otherwise provided herein, references in this Agreement to a particular agreement, instrument or document (including, but not limited to, references in Section 2.1) also refer to and include all renewals, extensions, amendments, modifications, supplements or restatements of any such agreement, instrument or document, provided that nothing contained in this Section shall be construed to authorize any Person to execute or enter into any such renewal, extension, amendment, modification, supplement or restatement.

         Section 1.5. References and Titles. All references in this Agreement to Exhibits, Articles, Sections, subsections, and other subdivisions refer to the Exhibits, Articles, Sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any subdivision are for convenience only and do not constitute any part of any such subdivision and shall be disregarded in construing the language contained in this Agreement. The words "this Agreement", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The phrases "this Section" and "this subsection" and similar phrases refer only to the Sections or subsections hereof in which the phrase occurs. The word "or" is not exclusive, and the word "including" (in all of its forms) means "including without limitation". Pronouns in masculine, feminine and neuter gender shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa unless the context otherwise requires.

                         ARTICLE II -- Security Interest

         Section 2.1. Grant of Security Interest. As collateral security for all of the Secured Obligations, each Pledgor hereby pledges and assigns to Secured Party and grants to Secured Party a continuing security interest in and to all right, title and interest of the following:

         (a) Pledged Shares. All of the following, whether now or hereafter existing, which are owned by such Pledgor or in which such Pledgor otherwise has any rights: the shares of stock described on Exhibit A hereto and all other shares of stock in Future Texas or Future Nevada which are now or hereafter owned by Pledgor, all certificates representing any such shares, all options and other rights, contractual or otherwise, at any time existing with respect to such shares, and all dividends, cash, instruments and other property now or hereafter received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares (any and all such shares, certificates, options, rights, dividends, cash, instruments and other property, collectively, the "Pledged Shares").

         (b) Partnership Rights. All of the following (collectively, the "Partnership Rights"), whether now or hereafter existing, which are owned by such Pledgor or in which such Pledgor otherwise has any rights:



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                  (i) all proceeds, interest, profits, and other payments or rights to payment attributable to such Pledgor's interests in the Partnerships described in Exhibit A, and all distributions, cash, instruments and other property now or hereafter received, receivable or otherwise made with respect to or in exchange for any interest of such Pledgor in any Partnership, including interim distributions, returns of capital, loan repayments, and payments made in liquidation of any Partnership, and whether or not the same arise or are payable under any partnership agreement or certificate forming any Partnership or any other agreement governing any Partnership or the relations among the partners in any Partnership (any and all such proceeds, interest, profits, payments, rights to payment, distributions, cash, instruments, other property, interim distributions, returns of capital, loan repayments, and payments made in liquidation, collectively, the "Partnership Rights to Payments", and any and all such partnership agreements, certificates, and other agreements, collectively, the "Partnership Agreements"); and

                  (ii) all other interests and rights of such Pledgor in any of the Partnerships, whether under the Partnership Agreements or otherwise, including without limitation any right to cause the dissolution of any Partnership or to appoint or nominate a successor to such Pledgor as a partner in any Partnership (all such other interests and rights, collectively, the "Other Partnership Rights").

         (c) Proceeds. All proceeds of any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof) or under any indemnity, warranty or guaranty by reason of loss to or otherwise with respect to any of the foregoing Collateral.

In each case, the foregoing shall be covered by this Agreement, whether such Pledgor's ownership or other rights therein are presently held or hereafter acquired and however such Pledgor's interests therein may arise or appear (whether by ownership, security interest, claim or otherwise).

         Each Pledgor other than Buyer and Secured Party (by its acceptance hereof), hereby confirm that it is their intention that the security interests granted by such Pledgor hereunder not constitute a fraudulent transfer or fraudulent conveyance for purposes of any federal or state law. To effectuate the foregoing intention, each such Pledgor and Secured Party (by its acceptance hereof) hereby irrevocably agree and understand that, notwithstanding any other provision of this Agreement, the Collateral granted by such Pledgor hereunder shall be limited to the maximum amount of Collateral that can be pledged without rendering this Agreement, as it relates to such Pledgor, voidable under applicable law relating to fraudulent conveyances or fraudulent transfers, and not for any greater amount.

         The granting of the foregoing security interest does not make Secured Party a successor to any Pledgor as a partner in any Partnership, and neither Secured Party nor any of its successors or assigns hereunder shall be deemed to have become a partner in any Partnership by accepting this Agreement or exercising any right granted herein unless and until such time, if any, when Secured Party or any such successor or assign expressly becomes a partner in any Partnership after a foreclosure upon Other Partnership Rights. Notwithstanding anything herein to the contrary (except to the extent, if any, that Secured Party or any of its successors or assigns hereafter expressly becomes a partner in any Partnership), neither Secured Party nor any of its successors or assigns shall be deemed to have assumed or otherwise become liable for any debts or obligations of any Partnership or of any Pledgor to or under any Partnership, and the above definition of "Other Partnership Rights" shall be deemed modified, if necessary, to prevent any such assumption or other liability.



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         Section 2.2. Secured Obligations Secured. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, indebtedness and liabilities, whether now existing or hereafter incurred or arising:

         (a) Purchase Agreement Indebtedness. The payment by Buyer, as and when due and payable, of the "Obligations", as defined in the Purchase Agreement, and of all amounts from time to time owing by Buyer under or in respect of the Purchase Agreement, the Notes or any of the other Obligation Documents.

         (b) Guaranty Indebtedness. The payment by the Partnerships, Future Nevada and Future Texas, as and when due and payable, of all amounts from time to time owing by such Person under or in respect of the Guaranty, or any of the other Obligation Documents to which such Person is a party, and the due performance by the Partnerships, Future Nevada and Future Texas of all of its other respective obligations under or in respect of the Guaranty and such other Obligation Documents.

         (c) Renewals. All renewals, extensions, amendments, modifications, supplements, or restatements of or substitutions for any of the foregoing.

         (d) Performance. The due performance and observance by each Pledgor of all of its other obligations from time to time existing under or in respect of any of the Obligation Documents.

As used herein, the term "Secured Obligations" refers to all present and future indebtedness, obligations and liabilities of whatever type which are described above in this section, including any interest which accrues after the commencement of any case, proceeding, or other action relating to the bankruptcy, insolvency, or reorganization of any Pledgor. Each Pledgor hereby acknowledges that the Secured Obligations are owed to each Secured Party and that each Secured Party is entitled to the benefits of the Liens given under this Agreement.

            ARTICLE III -- Representations, Warranties and Covenants

         Section 3.1. Representations and Warranties. Each Pledgor represents and warrants to Secured Party as follows:

         (a) Ownership Free of Liens. Each Pledgor has good and marketable title to the Collateral free and clear of all Liens, encumbrances or adverse claims, except for the security interest created by this Agreement. No dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except any which have been filed in favor of Secured Party relating to this Agreement.

         (b) No Conflicts or Consents. Neither the ownership or the intended use of the Collateral by any Pledgor, nor the grant of the security interest by each Pledgor to Secured Party herein, nor the exercise by Secured Party of its rights or remedies hereunder, will (i) conflict with any provision of (a) any domestic or foreign law, statute, rule or regulation, (b) the articles or certificate of incorporation, charter or bylaws or partnership agreement of any Pledgor or any Partnership, or (c) any agreement, judgment, license, order or permit applicable to or binding upon any Pledgor or any Issuer, or (ii) result in or require the



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creation of any Lien, charge or encumbrance upon any assets or properties of any
Pledgor or any Issuer except as expressly contemplated in the Obligation Documents. Except as expressly contemplated in the Obligation Documents, no consent, approval, authorization or order of, and no notice to or filing with, any court, governmental authority, Issuer or third party is required in connection with the grant by Pledgors of the security interest herein, or the exercise by Secured Party of its rights and remedies hereunder.

         (c) Security Interest. Each Pledgor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Secured Party as provided herein, free and clear of any Lien, adverse claim, or encumbrance. This Agreement creates a valid and binding security interest in favor of Secured Party in the Collateral, which security interest secures all of the Secured Obligations. The taking possession by Secured Party of all instruments and cash constituting Collateral from time to time and the filing of the financing statements delivered concurrently herewith by Pledgors to Secured Party will perfect, and establish the first priority of, Secured Party's security interest hereunder in the Collateral securing the Secured Obligations. No further or subsequent filing, recording, registration, other public notice or other action is necessary or desirable to perfect or otherwise continue, preserve or protect such security interest except for continuation statements or filings described in Section 3.3(d).

         (d) Location of Pledgors and Records. Each Pledgor's chief executive office and principal place of business and the office where the records concerning the Collateral are kept is located at its address set forth in the Purchase Agreement.

         (e) Pledged Shares. Each Pledgor has delivered to Secured Party all certificates evidencing Pledged Shares. All such certificates are valid and genuine and have not been altered. All shares and other securities constituting the Pledged Shares have been duly authorized and validly issued, are fully paid and non-assessable, and were not issued in violation of the preemptive rights of any Person or of any agreement by which Pledgor or the Issuer thereof is bound. All documentary, stamp or other taxes or fees owing in connection with the issuance, transfer or pledge of Pledged Shares (or rights in respect thereof) have been paid. No restrictions or conditions exist with respect to the transfer, voting or capital of any Pledged Shares. The Pledged Shares constitute the percentage of the class of issued shares of capital stock which is indicated on Exhibit A. No Issuer of any Pledged Shares has any outstanding stock rights, rights to subscribe, options, warrants or convertible securities outstanding or any other rights outstanding whereby any Person would be entitled to have issued to him capital stock of such Issuer.

         (f) Partnership Rights. Each Pledgor has taken or concurrently herewith is taking all actions necessary to perfect Secured Party's security interest in the Partnership Rights, including any registrations, filings or notices which may be necessary or advisable under Article 8 of the UCC as in effect in the state or states in which any Partnership was organized. No other Person has any such registration in effect. Pledgors own the interests in each Partnership which are described on Exhibit A. No Partnership has made any calls for capital which have not been fully paid by Pledgors and by each other partner in such Partnership. No Pledgor is in default under any of the Partnership Agreements, nor is any other partner in any Partnership. Neither the making of this Agreement nor the exercise of any rights or remedies of Secured Party hereunder will cause a default under any of the Partnership Agreements or otherwise adversely affect or diminish any of the Partnership Rights. Each Pledgor's rights under the Partnership Agreements are enforceable in accordance with their terms, except as such enforcement may be limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors'



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rights. With respect to BMC LP, the foregoing representations and warranties in this subsection (f) are to the best of Pledgor's knowledge after due inquiry.

         Section 3.2. Affirmative Covenants. Unless Secured Party shall otherwise consent in writing, each Pledgor will at all times comply with the covenants contained in this Section 3.2 from the date hereof and so long as any part of the Secured Obligations is outstanding.

        (a) Ownership and Liens. Each Pledgor will maintain good and marketable title to all Collateral free and clear of all Liens, encumbrances or adverse claims, except for the security interest created by this Agreement. No Pledgor will permit any dispute, right of setoff, counterclaim or defense to exist with respect to all or any part of the Collateral. Each Pledgor will cause to be terminated any financing statement or other registration or instrument similar in effect covering all or any part of the Collateral, except any which have been filed in favor of Secured Party relating to this Agreement. Each Pledgor will defend Secured Party's right, title and special property and security interest in and to the Collateral against the claims of any Person.

         (b) Further Assurances. Each Pledgor will, at its expense and at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest; (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) to otherwise effect the purposes of this Agreement, including: (A) executing and filing such financing or continuation statements, or amendments thereto, as may be necessary or desirable or that Secured Party may request in order to perfect and preserve the security interest created or purported to be created hereby;
(B) delivering to Secured Party (upon request, to the extent not otherwise required hereunder to be delivered without request) all originals of chattel paper, documents or instruments which are from time to time included in the Collateral; and (C) furnishing to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail.

         (c) Inspection and Information. Each Pledgor will keep adequate records concerning the Collateral and will permit Secured Party and all representatives appointed by Secured Party, including independent accountants, agents, attorneys, appraisers and any other persons, to inspect any of the Collateral and the books and records of or relating to the Collateral at any time during normal business hours, and to make photocopies and photographs thereof, and to write down and record any information as such representatives shall obtain. Each Pledgor will furnish to Secured Party any information which Secured Party may from time to time request concerning any covenant, provision or representation contained herein or any other matter in connection with the Collateral or any Pledgor's business, properties, or financial condition.

         (d) Partnership Rights. Each Pledgor will maintain its ownership of the interests in each Partnership. Each Pledgor will timely honor all calls under any Partnership Agreement to provide capital to any Partnership, and no Pledgor will otherwise default in performing any of such Pledgor's obligations under any Partnership Agreement or allow any Partnership Rights to be adversely affected or diminished. Each Pledgor will promptly inform Secured Party of any such failure to honor a capital call, default, adverse effect, or diminution. Each Pledgor will promptly inform Secured Party of any such failure to honor a capital call or default by another partner in any Partnership. The Partnership Rights shall at all times be duly authorized and validly issued and shall not be issued in violation of the pre-emptive rights of any Person or of any agreement by which any Pledgor or the Partnership thereof is bound.



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         (e) Delivery of Pledged Shares and Certificates. All instruments and writings evidencing the Pledged Shares and any certificates or instruments evidencing the Partnership Rights shall be delivered to Secured Party on or prior to the execution and delivery of this Agreement, together with a true copy of the Partnership Agreements and all amendments and supplements thereto. All other instruments and writings hereafter evidencing or constituting Pledged Shares or evidencing Partnership Rights, and all amendments and supplements to the Partnership Agreements (whether or not authorized hereunder) shall be delivered to Secured Party promptly upon the receipt thereof by or on behalf of Pledgors. All such Pledged Shares, certificates and instruments shall be held by or on behalf of Secured Party pursuant hereto and shall be delivered in suitable form for transfer by delivery with any necessary endorsement or shall be accompanied by fully executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party.

         (f) Proceeds of Pledged Shares and Partnership Rights. If any Pledgor shall receive, by virtue of its being or having been an owner of any Pledged Shares or Partnership Rights, any (i) stock certificate, certificate, instrument, deed, bill of sale, promissory note, or other instrument or writing (including any certificate representing a stock dividend or distribution or any given in connection with any increase or reduction of capital, reorganization, reclassification, merger, consolidation, sale of assets, liquidation, or partial liquidation, combination of shares, stock split, spinoff or split-off), promissory note or other instrument or writing; (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Shares or Partnership Rights, or otherwise; (iii) dividends or distributions payable in cash (except such dividends or distributions permitted to be retained by Pledgors pursuant to Section 4.8 hereof) or in securities or other property, or
(iv) dividends or other distributions in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, such Pledgor shall receive the same in trust for the benefit of Secured Party, shall segregate it from such Pledgor's other property, and shall promptly deliver it to Secured Party in the exact form received, with any necessary endorsement or appropriate stock powers or instruments of transfer duly executed in blank, to be held by Secured Party as Collateral.

         (g) Status of Pledged Shares and Partnership Rights. The certificates evidencing the Pledged Shares and the Partnership Rights shall at all times be valid and genuine and shall not be altered. The Pledged Shares and the Partnership Rights at all times shall be duly authorized, validly issued, fully paid, and non-assessable, and shall not be issued in violation of the preemptive rights of any Person or of any agreement by which any Pledgor or the Issuer thereof is bound and shall not be subject to any restrictions with respect to transfer, voting or capital of such Pledged Shares or Partnership Rights.

         (h) Notices from Issuer. Each Pledgor will promptly deliver to Secured Party a copy of each notice or other communication received by such Pledgor from any Issuer in respect of any Pledged Shares or Partnership Rights.



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         Section 3.3. Negative Covenants. Unless Secured Party shall otherwise consent in writing, each Pledgor will at all times comply with the covenants contained in this Section 3.3 from the date hereof and so long as any part of the Secured Obligations or the Commitment is outstanding.

         (a) Transfer or Encumbrance. Pledgor will not sell, assign (by operation of law or otherwise), transfer, exchange, lease or otherwise dispose of any of the Collateral, nor will Pledgor grant a Lien upon or execute, file or record any financing statement or other registration with respect to the Collateral, nor will Pledgor allow any such Lien, financing statement, or other registration to exist or deliver actual or constructive possession of the Collateral to any other Person, other than Liens in favor of Secured Party.

         (b) Impairment of Security Interest. Pledgor will not take or fail to take any action which would in any manner impair the value or enforceability of Secured Party's security interest in any Collateral.

         (c) Compromise of Collateral. Pledgor will not adjust, settle, compromise, amend or modify any of its rights in the Collateral.

         (d) Financing Statement Filings. Pledgor recognizes that financing statements pertaining to the Collateral have been or may be filed where Pledgor maintains any Collateral, has its records concerning any Collateral or has its chief executive office or chief place of business. Without limitation of any other covenant herein, Pledgor will not cause or permit any change to be made in its name, identity or corporate structure, or any change to be made to a jurisdiction other than as represented in Section 3.1 hereof in (i) the location of any records concerning any Collateral or (ii) in the location of its chief executive office or chief place of business, unless Pledgor shall have notified Secured Party of such change at least thirty (30) days prior to the effective date of such change, and shall have first taken all action required by Secured Party for the purpose of further perfecting or protecting the security interest in favor of Secured Party in the Collateral. In any notice furnished pursuant to this subsection, Pledgor will expressly state that the notice is required by this Agreement and contains facts that may require additional filings of financing statements or other notices for the purposes of continuing perfection of Secured Party's security interest in the Collateral.

         (e) Dilution of Shareholdings; Diminution of Partnership Rights. No Pledgor will adjust, settle, compromise, amend or modify any of the Partnership Rights or any Partnership Agreement. No Pledgor will permit the issuance or creation of (i) any additional shares of any class of capital stock of, or any additional interests in, any Issuer (unless immediately upon issuance or creation the same are pledged and delivered to Secured Party pursuant to the terms hereof to the extent necessary to give Secured Party a first priority security interest after such issue in, or a security interest in Partnership Rights after such creation which are in the aggregate, at least the same percentage of such Issuer's outstanding shares as such Pledgor had, or the outstanding rights of the same kind in Issuer as were subject hereto, before such issue), whether such additional interests are presently vested or will vest upon the payment of money or the occurrence or nonoccurrence of any other condition, (ii) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such shares of capital stock, or (iii) any warrants, options, contracts or other



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commitments entitling any Person to purchase or otherwise acquire any such shares of capital stock not outstanding as of the date of this Agreement.

         (f) Restrictions on Pledged Shares and Partnership Rights. No Pledgor will enter into any agreement (other than the Obligation Documents) creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any Pledged Shares or Partnership Rights.

                ARTICLE IV -- Remedies, Powers and Authorizations

         Section 4.1.  Provisions Concerning the Collateral.

         (a) Additional Filings. Pledgor hereby authorizes Secured Party to file, without the signature of Pledgor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Collateral. Pledgor further agrees that a carbon, photographic or other reproduction of this Security Agreement or of any financing statement describing any Collateral is sufficient as a financing statement and may be filed in any jurisdiction by Secured Party.

        (b) Power of Attorney. Pledgor hereby irrevocably appoints Secured
Party as Pledgor's attorney-in-fact and proxy, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Secured Party's discretion, to take any action, and to execute or indorse any instrument, certificate or notice, which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement including any action or instrument: (i) to request or instruct each Partnership (and each registrar, transfer agent, or similar Person acting on behalf of each Partnership) to register the pledge or transfer of the Collateral to Secured Party; (ii) to otherwise give notification to any Partnership, registrar, transfer agent, financial intermediary, or other Person of Secured Party's security interests hereunder; (iii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (iv) to receive, indorse and collect any drafts or other instruments or documents; (v) to enforce any obligations included among the Collateral; and (vi) to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce, perfect, or establish the priority of the rights of Secured Party with respect to any of the Collateral. Pledgor hereby acknowledges that such power of attorney and proxy are coupled with an interest, and are irrevocable.

         (c) Performance by Secured Party. If Pledgor fails to perform any agreement or obligation contained herein, Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be payable by Pledgor under Section 4.5.

         (d) Collection Rights. Secured Party shall have the right at any time, after the occurrence of a default under the Notes, to notify (or require Pledgor to notify) any or all Persons (including any Partnership) obligated to make payments which are included among the Collateral (whether accounts, general intangibles, dividends, distributions, Partnership Rights to Payment, or otherwise) of the assignment thereof to Secured Party under this Agreement and to direct such obligors to make payment of all amounts due or to become due to Pledgor thereunder directly to Secured Party and, upon such notification and at the expense of Pledgor and to the extent permitted by law, to enforce collection thereof and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Pledgor could have done. After Pledgor receives notice that Secured Party has given (and after Secured Party has required Pledgor to give) any notice referred to above in this subsection:

         (i) all amounts and proceeds (including instruments and writings) received by Pledgor in respect of such distributions, accounts, or general intangibles or Partnership Rights to Payments shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of Pledgor and shall be forthwith paid over to Secured Party in the same form as so received (with any necessary indorsement) to be, at Secured Party's discretion, either (A) held as cash collateral and released to Pledgor upon the remedy of all Defaults or Events of Default or (B) if any Event of Default shall have occurred and be continuing, applied as specified in Section 4.3, and

         (ii) Pledgor will not adjust, settle or compromise the amount or payment of any such account or general intangible or Partnership Right to Payments or release wholly or partly any account Pledgor or obligor thereof (including any Partnership) or allow any credit or discount thereon.

         Section 4.2. Event of Default Remedies. If an Event of Default shall have occurred and be continuing, Secured Party may from time to time in its discretion, without limitation and without notice except as expressly provided below:

       (a) exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein, under the other Obligation Documents or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral);

         (b) require Pledgor to, and Pledgor hereby agrees that it will at its expense and upon request of Secured Party, promptly assemble all or part of the Collateral as directed by Secured Party and make it (together with all books, records and information of Pledgor relating thereto) available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties;

         (c) reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest created hereby by any available judicial procedure;

         (d) dispose of, at its office, on the premises of Pledgor or elsewhere, all or any part of the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales may be made from time to time, and at any time, until all of the Collateral has been sold or until the Secured Obligations have been paid and performed in full), and at any such sale it shall not be necessary to exhibit any of the Collateral;

         (e)  buy the Collateral, or any part thereof, at any public sale;

         (f) buy the Collateral, or any part thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;

         (g) apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part thereof, and Pledgor hereby consents to any such appointment; and

         (h) at its discretion, retain the Collateral in satisfaction of the Secured Obligations whenever the circumstances are such that Secured Party is entitled to do so under the UCC or otherwise (provided that Secured Party shall in no circumstances be deemed to have retained the Collateral in satisfaction of the

Secured Obligations in the absence of an express notice by Secured Party to Pledgor that Secured Party has either done so or intends to do so).

Pledgor agrees that, to the extent notice of sale shall be required by law, at least seven (7) days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

         Section 4.3. Application of Proceeds. If any Event of Default shall have occurred and be continuing, Secured Party may in its discretion apply any cash held by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral, to any or all of the following in such order as Secured Party may elect:

         (a) To the repayment of the reasonable costs and expenses, including reasonable attorneys' fees and legal expenses, incurred by Secured Party in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure of Pledgor to perform or observe any of the provisions hereof;

         (b) To the payment or other satisfaction of any Liens, encumbrances, or adverse claims upon or against any of the Collateral;

         (c) To the reimbursement of Secured Party for the amount of any obligations of Pledgor or any Other Liable Party paid or discharged by Secured Party pursuant to the provisions of this Agreement or the other Obligation Documents, and of any expenses of Secured Party payable by Pledgor hereunder or under the other Obligation Documents;

         (d)  To the satisfaction of any other Secured Obligations;

         (e)  By holding the same as Collateral;

         (f) To the payment of any other amounts required by applicable law (including any provision of the UCC); and

         (g) By delivery to Pledgor or to whomever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

         Section 4.4. Deficiency. In the event that the proceeds of any sale, collection or realization of or upon Collateral by Secured Party are insufficient to pay all Secured Obligations and any other amounts to which Secured Party is legally entitled, Pledgor shall be liable for the deficiency, together with interest thereon as provided in the governing Obligation Documents or (if no interest is so provided) at such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees of any attorneys employed by Secured Party to collect such deficiency.

         Section 4.5. Indemnity and Expenses. In addition to, but not in qualification or limitation of, any similar obligations under other Obligation
Documents:

         (a) Pledgor will indemnify Secured Party from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including enforcement of this Agreement), WHETHER OR NOT SUCH CLAIMS, LOSSES AND LIABILITIES ARE IN ANY WAY OR TO ANY EXTENT CAUSED BY OR ARISING OUT OF SUCH INDEMNIFIED PARTY'S OWN NEGLIGENCE, except to the extent such claims, losses or liabilities are proximately caused by Secured Party's individual gross negligence or willful misconduct.

         (b) Pledgor will upon demand pay to Secured Party the amount of any and all costs and expenses, including the fees and disbursements of Secured Party's counsel and of any experts and agents, which Secured Party may incur in connection with (i) the perfection and preservation of this security interest created under this Agreement, (ii) the administration of this Agreement; (iii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral; (iv) the exercise or enforcement of any of the rights of Secured Party hereunder; or (v) the failure by Pledgor to perform or observe any of the provisions hereof, except expenses resulting from Secured Party's gross negligence or willful misconduct.

         Section 4.6. Non-Judicial Remedies. In granting to Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, Pledgor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process. In so providing for non-judicial remedies, Pledgor recognizes and concedes that such remedies are consistent with the usage of trade, are responsive to commercial necessity, and are the result of a bargain at arm's length. Nothing herein is intended, however, to prevent Secured Party from resorting to judicial process at its option.

         Section 4.7. Other Recourse. Pledgor waives any right to require Secured Party to proceed against any other Person, to exhaust any Collateral or other security for the Secured Obligations, or to have any Other Liable Party joined with Pledgor in any suit arising out of the Secured Obligations or this Agreement, or pursue any other remedy in Secured Party's power. Pledgor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension for any period of any of the Secured Obligations of any Other Liable Party from time to time. Pledgor further waives any defense arising by reason of any disability or other defense of any Other Liable Party or by reason of the cessation from any cause whatsoever of the liability of any Other Liable Party. This Agreement shall continue irrespective of the fact that the liability of any Other Liable Party may have ceased and irrespective of the validity or enforceability of any other Obligation Document to which Pledgor or any Other Liable Party may be a party, and notwithstanding any death, incapacity, reorganization, or bankruptcy of any Other Liable Party or any other event or proceeding affecting any Other Liable Party. Until all of the Secured Obligations shall have been paid in full, Pledgor shall have no right to subrogation and Pledgor waives the right to enforce any remedy which Secured Party has or may hereafter have against any Other Liable Party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Secured Party. Pledgor authorizes Secured Party, without notice or demand, without any reservation of rights against Pledgor, and without in any way affecting Pledgor's liability hereunder or on the Secured Obligations, from time to time to (a) take or hold any other property of any type from any other Person as security for the Secured Obligations, and exchange, enforce, waive and release any or all of such other property, (b) apply the Collateral or such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine, (c) renew, extend for any period, accelerate, modify, compromise, settle or release any of the obligations of any Other Liable Party in respect to any or all of the Secured Obligations or other security for the Secured Obligations, (d) waive, enforce, modify, amend or supplement any of the provisions of any Obligation Document with any Person other than Pledgor, and (e) release or substitute any Other Liable Party.

         Section 4.8. Voting Rights, Dividends, Etc. in Respect of Pledged Shares; Exercise of Partnership Rights.

         (a) So long as no Default or Event of Default shall have occurred and be continuing, each Pledgor may receive and retain any and all dividends or interest or distributions of profits paid in cash in respect of the Pledged Shares and Partnership Rights to Payments; provided, however, that any and all

                  (1) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Shares or Partnership Rights,

                  (2) dividends and other distributions paid or payable in cash in respect of any Pledged Shares or Partnership Rights in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, and

                  (3) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Shares or Partnership Rights,

shall be, and shall forthwith be delivered to Secured Party to hold as, Pledged Shares or Collateral and shall, if received by any Pledgor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of such Pledgor, and be forthwith delivered to Secured Party in the exact form received with any necessary indorsement or appropriate stock powers duly executed in blank, to be held by Secured Party as Collateral;

         (b) Upon the occurrence and during the continuance of a Default or an Event of Default:

                  (i) all rights of any Pledgor to receive and retain the dividends and interest payments or any distributions of profits or other payments of any kind in respect of Partnership Rights to Payment which such Pledgor would otherwise be authorized to receive and retain pursuant to subsection (a) of this section shall automatically cease, and all such rights shall thereupon become vested in Secured Party which shall thereupon have the sole right to receive and hold as Pledged Shares or Collateral such dividends and interest payments and all such distributions and payments;

                  (ii) without limiting the generality of the foregoing, Secured Party may at its option exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Shares or Partnership Rights, other than voting rights pertaining to the Pledged Shares, Partnership Rights, or any part thereof, as if it were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of the Pledged Shares or Partnership Rights upon the merger, consolidation, reorganization, recapitalization or other adjustment of any Issuer, or upon the exercise by any Issuer of any right, privilege or option pertaining to any Pledged Shares or Partnership Rights, and, in connection therewith, to deposit and deliver any and all of the Pledged Shares and Partnership Rights with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine and any and all rights to dissolve any Issuer or to compel distribution of any Issuer's assets; and

                  (iii) all dividends and interest payments and distributions of profits and other payments of any kind in respect of Partnership Rights to Payments which are received by any Pledgor contrary to the provisions of subsection (b)(i) of this section shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of such Pledgor, and shall be forthwith paid over to Secured Party in the exact form received, to be held by Secured Party as Collateral.

Anything herein to the contrary notwithstanding, each Pledgor may at all times exercise any and all voting rights pertaining to the Pledged Shares, Partnership Rights, or any part thereof and Other Partnership Rights for any purpose not inconsistent with the terms of this Agreement or any other Obligation Document.

         Section 4.9. Private Sale of Pledged Shares and Partnership Rights. Each Pledgor recognizes that Secured Party may deem it impracticable to effect a public sale of all or any part of the Pledged Shares or Partnership Rights and that Secured Party may, therefore, determine to make one or more private sales of any such securities or Partnership Rights to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities or Partnership Rights for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to delay sale of any such securities or Partnership Rights for the period of time necessary to permit the Issuer of such securities to register such securities for, or their registration for, public sale under the Securities Act of 1933, as amended, which as to the Partnership Rights shall be to the extent, if any, that it is applicable thereto. Each Pledgor further acknowledges and agrees that any offer to sell such securities or Partnership Rights which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of Houston, Texas (to the extent that such an offer may be so advertised without prior registration under the Securities Act), or (ii) made privately in the manner described above to not less than fifteen (15) bona fide offerees shall be deemed to involve a "public sale" for the purposes of Section 9-504(3) of the UCC (or any successor or similar, applicable statutory provision) as then in effect in the State of Texas, notwithstanding that such sale may not constitute a "public offering" under the Securities Act of 1933, as amended, and that Secured Party or one or more Lenders may, in such event, bid for the purchase of such securities or Partnership Rights.

                           ARTICLE V. -- Miscellaneous

         Section 5.1. Notices. Any notice or communication required or permitted hereunder shall be given as provided in the Purchase Agreement.

         Section 5.2. Amendments. No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by Pledgor and Secured Party, and no waiver of any provision of this Agreement, and no consent to any departure by Pledgor therefrom, shall be effective unless it is in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given and to the extent specified in such writing.

         Section 5.3. Preservation of Rights. No failure on the part of Secured Party to exercise, and no delay in exercising, any right hereunder or under any other Obligation Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. Neither the execution nor the delivery of this Agreement shall in any manner impair or affect any other security for the Secured Obligations. The rights and remedies of Secured Party provided herein and in the other Obligation Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of Secured Party under any Obligation Document against any party thereto are not conditional or contingent on any attempt by Secured Party to exercise any of its rights under any other Obligation Document against such party or against any other Person.

         Section 5.4. Unenforceability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 5.5. Survival of Agreements. All representations and warranties of Pledgor herein, and all covenants and agreements herein shall survive the execution and delivery of this Agreement, the execution and delivery of any other Obligation Documents and the creation of the Secured Obligations.

         Section 5.6. Other Liable Party. Neither this Agreement nor the exercise by Secured Party or the failure of Secured Party to exercise any right, power or remedy conferred herein or by law shall be construed as relieving any Other Liable Party from liability on the Secured Obligations or any deficiency thereon. This Agreement shall continue irrespective of the fact that the liability of any Other Liable Party may have ceased or irrespective of the validity or enforceability of any other Obligation Document to which Pledgor or any Other Liable Party may be a party, and notwithstanding the reorganization, death, incapacity or bankruptcy of any Other Liable Party, and notwithstanding the reorganization or bankruptcy or other event or proceeding affecting any Other Liable Party.

         Section 5.7. Binding Effect and Assignment. This Agreement creates a continuing security interest in the Collateral and (a) shall be binding on Pledgor and its successors and permitted assigns and (b) shall inure, together with all rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing, Secured Party may pledge, assign or otherwise transfer any or all of its rights under any or all of the Obligation Documents to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to Secured Party, herein or otherwise. None of the rights or duties of Pledgor hereunder may be assigned or otherwise transferred without the prior written consent of Secured Party.

         Section 5.8. Termination. It is contemplated by the parties hereto that there may be times when no Secured Obligations are outstanding, but notwithstanding such occurrences, this Agreement shall remain valid and shall be in full force and effect as to subsequent outstanding Secured Obligations. Upon the satisfaction in full of the Secured Obligations, upon the termination or expiration of the Purchase Agreement and any other commitment of Secured Party to extend credit to Pledgor, and upon written request for the termination hereof delivered by Pledgor to Secured Party, this Agreement and the security interest created hereby shall terminate and all rights to the Collateral shall revert to Pledgor. Secured Party will, upon Pledgor's request and at Pledgor's expense,
(a) return to Pledgor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof; and (b) execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination.

         Section 5.9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas applicable to contracts made and to be performed entirely within such State, except as required by mandatory provisions of law and except to the extent that the perfection and the effect of perfection or non-perfection of the security interest created hereunder, in respect of any particular collateral, are governed by the laws of a jurisdiction other than such State.

         Section 5.10. Counterparts. This Agreement may be separately executed in any number of counterparts, all of which when so executed shall be deemed to constitute one and the same Agreement.

         Section 5.11. "Note Document". This Agreement is a "Note Document", as defined in the Purchase Agreement, and, except as expressly provided herein to the contrary, this Agreement is subject to all provisions of the Purchase Agreement governing such Note Documents.

         IN WITNESS WHEREOF, each Pledgor has caused this Agreement to be executed and delivered this Agreement by its officer thereunto duly authorized, as of the date first above written.

                          FUTURE PETROLEUM CORPORATION
                          a Utah corporation

                          By: /s/ B. CARL PRICE
                             ----------------------------------------
                             B. Carl Price, President


                            FUTURE ENERGY CORPORATION
                            a Nevada corporation

                          By: /s/ B. CARL PRICE
                             ----------------------------------------
                             B. Carl Price, President



                          FUTURE PETROLEUM CORPORATION
                          a Texas corporation

                          By: /s/ B. CARL PRICE
                             ----------------------------------------
                             B. Carl Price, President

Address of Pledgors:

2351 West Northwest Highway
Dallas, Texas 75220
Attention: Carl Price
Telecopy: 214-350-8382

                                                                       EXHIBIT A



                      DESCRIPTION OF INITIAL PLEDGED STOCK


Pledgor                                 Issuer                                  Cert. No.        No. of Shares
-------                                 ------                                  ---------        -------------
Future Petroleum Corporation,           Future Energy Corporation,                   1           1,000 common
 a Utah corporation                      a Nevada corporation

Future Petroleum Corporation,           Future Petroleum Corporation,                1           1,000 common
 a Utah corporation                      a Texas corporation


                    DESCRIPTION OF INITIAL PARTNERSHIP RIGHTS


Pledgor                                 Issuer                                  Interest
-------                                 ------                                  --------
Future Energy Corporation,              BMC Development No. 1                   99% limited partnership interest
 a Nevada corporation                    Limited Partnership
                                         a Texas limited partnership

Future Energy Corporation,              Future Acquisition 1995, Ltd.           99% limited partnership interest
 a Nevada corporation                     a Texas limited partnership

Future Petroleum Corporation,           BMC Development No. 1                   1% general partnership interest
 a Texas corporation                     Limited Partnership
                                         a Texas limited partnership

Future Petroleum Corporation,           Future Acquisition 1995, Ltd.           1% general partnership interest
 a Texas corporation                      a Texas limited partnership

                               FINANCING STATEMENT


         This instrument is prepared and is intended to be a Financing Statement complying with the formal requisites therefor as set forth in the Uniform Commercial Code.

         1 The name and address of the Debtor ("Debtor") is:

                  Future Petroleum Corporation
                   a Texas corporation
                  2351 West Northwest Highway
                  Dallas, Texas 75220
                  Attention: Carl Price

         2 The name and address of the secured parties ("Secured Party") are:

                  Energy Capital Investment Company PLC
                  c/o EnCap Investments L.C.
                  1100 Louisiana, Suite 3150
                  Houston, Texas 77002
                  Attention: Colin Nisbeth

                  EnCap Equity 1994 Limited Partnership
                  c/o EnCap Investments L.C.
                  1100 Louisiana, Suite 3150
                  Houston, Texas 77002
                  Attention: Colin Nisbeth

                  Gecko Booty 1994 I Limited Partnership
                  c/o EnCap Investments L.C.
                  1100 Louisiana, Suite 3150
                  Houston, Texas 77002
                  Attention: Colin Nisbeth

         3 This Financing Statement covers the following types or items of property (collectively, the "Collateral"):

         (a) Pledged Shares. All of the following, whether now or hereafter existing, which are owned by such Debtor or in which such Debtor otherwise has any rights: the shares of stock described on Exhibit A hereto and all other shares of stock in Future Energy Corporation, a Nevada corporation and Future Petroleum Corporation, a Texas corporation, which are now or hereafter owned by Debtor, all certificates representing any such shares, all options and other rights, contractual or otherwise, at any time existing with respect to such shares, and all dividends, cash, instruments and other property now or hereafter received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

         (b) Partnership Rights. All of the following (herein collectively called the "Partnership Rights"), whether now or hereafter existing, which are owned by Debtor or in which Debtor otherwise has any rights:

                  (i) all proceeds, interest, profits, and other payments or rights to payment attributable to Debtor's interests in the Partnerships, and all distributions, cash, instruments and other property now or hereafter received, receivable or otherwise made with respect to or in exchange for any interest of Debtor in any Partnership, including interim distributions, returns of capital, loan repayments, and payments made in liquidation of any Partnership, and whether or not the same arise or are payable under any partnership agreement or certificate forming any Partnership or any other agreement governing any Partnership or the relations among the partners in any Partnership (and any and all such partnership agreements, certificates, and other agreements being herein called the "Partnership Agreements"); and

                  (ii) all other interests and rights of Debtor in any of the Partnerships, whether under the Partnership Agreements or otherwise, including without limitation any right to cause the dissolution of any Partnership or to appoint or nominate a successor to Debtor as a partner in any Partnership.

         (c) Proceeds. All proceeds of any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof) or under any indemnity, warranty or guaranty by reason of loss to or otherwise with respect to any of the foregoing Collateral.

In each case, the foregoing shall be covered by this Agreement, whether Debtor's ownership or other rights therein are presently held or hereafter acquired and however Debtor's interests therein may arise or appear (whether by ownership, security interest, claim or otherwise).

As used above, "Partnership" means each of BMC Development No. 1 Limited Partnership and Future Acquisition 1995, Ltd., each a Texas limited partnership, and any successors of any such partnerships.

         4 This Financing Statement is presented for filing to the Secretary of State of Texas.

                                            FUTURE PETROLEUM CORPORATION
                                             A Texas corporation


                                            By: /s/ B. CARL PRICE
                                               --------------------------------
                                                B. Carl Price, President

                               FINANCING STATEMENT


         This instrument is prepared and is intended to be a Financing Statement complying with the formal requisites therefor as set forth in the Uniform Commercial Code.

         1 The name and address of the Debtor ("Debtor") is:

                  Future Energy Corporation
                   a Nevada corporation
                  2351 West Northwest Highway
                  Dallas, Texas 75220
                  Attention: Carl Price

         2 The name and address of the secured parties ("Secured Party") are:

                  Energy Capital Investment Company PLC
                  c/o EnCap Investments L.C.
                  1100 Louisiana, Suite 3150
                  Houston, Texas 77002
                  Attention: Colin Nisbeth

                  EnCap Equity 1994 Limited Partnership
                  c/o EnCap Investments L.C.
                  1100 Louisiana, Suite 3150
                  Houston, Texas 77002
                  Attention: Colin Nisbeth

                  Gecko Booty 1994 I Limited Partnership
                  c/o EnCap Investments L.C.
                  1100 Louisiana, Suite 3150
                  Houston, Texas 77002
                  Attention: Colin Nisbeth

         3 This Financing Statement covers the following types or items of property (collectively, the "Collateral"):

         (a) Pledged Shares. All of the following, whether now or hereafter existing, which are owned by such Debtor or in which such Debtor otherwise has any rights: the shares of stock described on Exhibit A hereto and all other shares of stock in Future Energy Corporation, a Nevada corporation and Future Petroleum Corporation, a Texas corporation, which are now or hereafter owned by Debtor, all certificates representing any such shares, all options and other rights, contractual or otherwise, at any time existing with respect to such shares, and all dividends, cash, instruments and other property now or hereafter received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

         (b) Partnership Rights. All of the following (herein collectively called the "Partnership Rights"), whether now or hereafter existing, which are owned by Debtor or in which Debtor otherwise has any rights:

                  (i) all proceeds, interest, profits, and other payments or rights to payment attributable to Debtor's interests in the Partnerships, and all distributions, cash, instruments and other property now or hereafter received, receivable or otherwise made with respect to or in exchange for any interest of Debtor in any Partnership, including interim distributions, returns of capital, loan repayments, and payments made in liquidation of any Partnership, and whether or not the same arise or are payable under any partnership agreement or certificate forming any Partnership or any other agreement governing any Partnership or the relations among the partners in any Partnership (and any and all such partnership agreements, certificates, and other agreements being herein called the "Partnership Agreements"); and

                  (ii) all other interests and rights of Debtor in any of the Partnerships, whether under the Partnership Agreements or otherwise, including without limitation any right to cause the dissolution of any Partnership or to appoint or nominate a successor to Debtor as a partner in any Partnership.

         (c) Proceeds. All proceeds of any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof) or under any indemnity, warranty or guaranty by reason of loss to or otherwise with respect to any of the foregoing Collateral.

In each case, the foregoing shall be covered by this Agreement, whether Debtor's ownership or other rights therein are presently held or hereafter acquired and however Debtor's interests therein may arise or appear (whether by ownership, security interest, claim or otherwise).

As used above, "Partnership" means each of BMC Development No. 1 Limited Partnership and Future Acquisition 1995, Ltd., each a Texas limited partnership, and any successors of any such partnerships.

         4 This Financing Statement is presented for filing to the Secretary of State of Nevada.

                                            FUTURE ENERGY CORPORATION
                                             A Nevada corporation


                                            By: /s/ B. CARL PRICE
                                               --------------------------------
                                                B. Carl Price, President

                               FINANCING STATEMENT


         This instrument is prepared and is intended to be a Financing Statement complying with the formal requisites therefor as set forth in the Uniform Commercial Code.

         1 The name and address of the Debtor ("Debtor") is:

                  Future Energy Corporation
                   a Nevada corporation
                  2351 West Northwest Highway
                  Dallas, Texas 75220
                  Attention: Carl Price

         2 The name and address of the secured parties ("Secured Party") are:

                  Energy Capital Investment Company PLC
                  c/o EnCap Investments L.C.
                  1100 Louisiana, Suite 3150
                  Houston, Texas 77002
                  Attention: Colin Nisbeth

                  EnCap Equity 1994 Limited Partnership
                  c/o EnCap Investments L.C.
                  1100 Louisiana, Suite 3150
                  Houston, Texas 77002
                  Attention: Colin Nisbeth

                  Gecko Booty 1994 I Limited Partnership
                  c/o EnCap Investments L.C.
                  1100 Louisiana, Suite 3150
                  Houston, Texas 77002
                  Attention: Colin Nisbeth

         3 This Financing Statement covers the following types or items of property (collectively, the "Collateral"):

         (a) Pledged Shares. All of the following, whether now or hereafter existing, which are owned by such Debtor or in which such Debtor otherwise has any rights: the shares of stock described on Exhibit A hereto and all other shares of stock in Future Energy Corporation, a Nevada corporation and Future Petroleum Corporation, a Texas corporation, which are now or hereafter owned by Debtor, all certificates representing any such shares, all options and other rights, contractual or otherwise, at any time existing with respect to such shares, and all dividends, cash, instruments and other property now or hereafter received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

         (b) Partnership Rights. All of the following (herein collectively called the "Partnership Rights"), whether now or hereafter existing, which are owned by Debtor or in which Debtor otherwise has any rights:

                  (i) all proceeds, interest, profits, and other payments or rights to payment attributable to Debtor's interests in the Partnerships, and all distributions, cash, instruments and other property now or hereafter received, receivable or otherwise made with respect to or in exchange for any interest of Debtor in any Partnership, including interim distributions, returns of capital, loan repayments, and payments made in liquidation of any Partnership, and whether or not the same arise or are payable under any partnership agreement or certificate forming any Partnership or any other agreement governing any Partnership or the relations among the partners in any Partnership (and any and all such partnership agreements, certificates, and other agreements being herein called the "Partnership Agreements"); and

                  (ii) all other interests and rights of Debtor in any of the Partnerships, whether under the Partnership Agreements or otherwise, including without limitation any right to cause the dissolution of any Partnership or to appoint or nominate a successor to Debtor as a partner in any Partnership.

         (c) Proceeds. All proceeds of any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof) or under any indemnity, warranty or guaranty by reason of loss to or otherwise with respect to any of the foregoing Collateral.

In each case, the foregoing shall be covered by this Agreement, whether Debtor's ownership or other rights therein are presently held or hereafter acquired and however Debtor's interests therein may arise or appear (whether by ownership, security interest, claim or otherwise).

As used above, "Partnership" means each of BMC Development No. 1 Limited Partnership and Future Acquisition 1995, Ltd., each a Texas limited partnership, and any successors of any such partnerships.

         4 This Financing Statement is presented for filing to the Secretary of State of Texas.

                                            FUTURE ENERGY CORPORATION
                                             A Nevada corporation


                                            By: /s/ B. CARL PRICE
                                               --------------------------------
                                                B. Carl Price, President

                               FINANCING STATEMENT

         This instrument is prepared and is intended to be a Financing Statement complying with the formal requisites therefor as set forth in the Uniform Commercial Code.

         1 The name and address of the Debtor ("Debtor") is:

                  Future Petroleum Corporation
                   a Utah corporation
                  2351 West Northwest Highway
                  Dallas, Texas 75220
                  Attention: Carl Price

         2 The name and address of the secured parties ("Secured Party") are:

                  Energy Capital Investment Company PLC
                  c/o EnCap Investments L.C.
                  1100 Louisiana, Suite 3150
                  Houston, Texas 77002
                  Attention: Colin Nisbeth

                  EnCap Equity 1994 Limited Partnership
                  c/o EnCap Investments L.C.
                  1100 Louisiana, Suite 3150
                  Houston, Texas 77002
                  Attention: Colin Nisbeth

                  Gecko Booty 1994 I Limited Partnership
                  c/o EnCap Investments L.C.
                  1100 Louisiana, Suite 3150
                  Houston, Texas 77002
                  Attention: Colin Nisbeth

         3 This Financing Statement covers the following types or items of property (collectively, the "Collateral"):

         (a) Pledged Shares. All of the following, whether now or hereafter existing, which are owned by such Debtor or in which such Debtor otherwise has any rights: the shares of stock described on Exhibit A hereto and all other shares of stock in Future Energy Corporation, a Nevada corporation and Future Petroleum Corporation, a Texas corporation, which are now or hereafter owned by Debtor, all certificates representing any such shares, all options and other rights, contractual or otherwise, at any time existing with respect to such shares, and all dividends, cash, instruments and other property now or hereafter received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

         (b) Partnership Rights. All of the following (herein collectively called the "Partnership Rights"), whether now or hereafter existing, which are owned by Debtor or in which Debtor otherwise has any rights:

                  (i) all proceeds, interest, profits, and other payments or rights to payment attributable to Debtor's interests in the Partnerships, and all distributions, cash, instruments and other property now or hereafter received, receivable or otherwise made with respect to or in exchange for any interest of Debtor in any Partnership, including interim distributions, returns of capital, loan repayments, and payments made in liquidation of any Partnership, and whether or not the same arise or are payable under any partnership agreement or certificate forming any Partnership or any other agreement governing any Partnership or the relations among the partners in any Partnership (and any and all such partnership agreements, certificates, and other agreements being herein called the "Partnership Agreements"); and

                  (ii) all other interests and rights of Debtor in any of the Partnerships, whether under the Partnership Agreements or otherwise, including without limitation any right to cause the dissolution of any Partnership or to appoint or nominate a successor to Debtor as a partner in any Partnership.

         (c) Proceeds. All proceeds of any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof) or under any indemnity, warranty or guaranty by reason of loss to or otherwise with respect to any of the foregoing Collateral.

In each case, the foregoing shall be covered by this Agreement, whether Debtor's ownership or other rights therein are presently held or hereafter acquired and however Debtor's interests therein may arise or appear (whether by ownership, security interest, claim or otherwise).

As used above, "Partnership" means each of BMC Development No. 1 Limited Partnership and Future Acquisition 1995, Ltd., each a Texas limited partnership, and any successors of any such partnerships.

         4 This Financing Statement is presented for filing to the Secretary of State of Utah.

                                            FUTURE PETROLEUM CORPORATION
                                             A Utah corporation


                                            By: /s/ B. CARL PRICE
                                               --------------------------------
                                                B. Carl Price, President

                               FINANCING STATEMENT

         This instrument is prepared and is intended to be a Financing Statement complying with the formal requisites therefor as set forth in the Uniform Commercial Code.

         1 The name and address of the Debtor ("Debtor") is:

                  Future Petroleum Corporation
                   a Utah corporation
                  2351 West Northwest Highway
                  Dallas, Texas 75220
                  Attention: Carl Price

         2 The name and address of the secured parties ("Secured Party") are:

                  Energy Capital Investment Company PLC
                  c/o EnCap Investments L.C.
                  1100 Louisiana, Suite 3150
                  Houston, Texas 77002
                  Attention: Colin Nisbeth

                  EnCap Equity 1994 Limited Partnership
                  c/o EnCap Investments L.C.
                  1100 Louisiana, Suite 3150
                  Houston, Texas 77002
                  Attention: Colin Nisbeth

                  Gecko Booty 1994 I Limited Partnership
                  c/o EnCap Investments L.C.
                  1100 Louisiana, Suite 3150
                  Houston, Texas 77002
                  Attention: Colin Nisbeth

         3 This Financing Statement covers the following types or items of property (collectively, the "Collateral"):

         (a) Pledged Shares. All of the following, whether now or hereafter existing, which are owned by such Debtor or in which such Debtor otherwise has any rights: the shares of stock described on Exhibit A hereto and all other shares of stock in Future Energy Corporation, a Nevada corporation and Future Petroleum Corporation, a Texas corporation, which are now or hereafter owned by Debtor, all certificates representing any such shares, all options and other rights, contractual or otherwise, at any time existing with respect to such shares, and all dividends, cash, instruments and other property now or hereafter received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

         (b) Partnership Rights. All of the following (herein collectively called the "Partnership Rights"), whether now or hereafter existing, which are owned by Debtor or in which Debtor otherwise has any rights:

                  (i) all proceeds, interest, profits, and other payments or rights to payment attributable to Debtor's interests in the Partnerships, and all distributions, cash, instruments and other property now or hereafter received, receivable or otherwise made with respect to or in exchange for any interest of Debtor in any Partnership, including interim distributions, returns of capital, loan repayments, and payments made in liquidation of any Partnership, and whether or not the same arise or are payable under any partnership agreement or certificate forming any Partnership or any other agreement governing any Partnership or the relations among the partners in any Partnership (and any and all such partnership agreements, certificates, and other agreements being herein called the "Partnership Agreements"); and

                  (ii) all other interests and rights of Debtor in any of the Partnerships, whether under the Partnership Agreements or otherwise, including without limitation any right to cause the dissolution of any Partnership or to appoint or nominate a successor to Debtor as a partner in any Partnership.

         (c) Proceeds. All proceeds of any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof) or under any indemnity, warranty or guaranty by reason of loss to or otherwise with respect to any of the foregoing Collateral.

In each case, the foregoing shall be covered by this Agreement, whether Debtor's ownership or other rights therein are presently held or hereafter acquired and however Debtor's interests therein may arise or appear (whether by ownership, security interest, claim or otherwise).

As used above, "Partnership" means each of BMC Development No. 1 Limited Partnership and Future Acquisition 1995, Ltd., each a Texas limited partnership, and any successors of any such partnerships.

         4 This Financing Statement is presented for filing to the Secretary of State of Texas.

                                            FUTURE PETROLEUM CORPORATION
                                             A Utah corporation


                                            By: /s/ B. CARL PRICE
                                               --------------------------------
                                                B. Carl Price, President

                          FUTURE PETROLEUM CORPORATION.
                           2351 West Northwest Highway
                               Dallas, Texas 75220

                                November 25, 1997

                REGISTRATION OF PLEDGE OF UNCERTIFICATED SECURITY



BMC Development No. 1 Limited Partnership
Future Acquisition 1995, Ltd.
c/o Future Exploration Corporation, general partner
2351 West Northwest Highway
Dallas, Texas 75220
Attention: Secretary

Ladies and Gentlemen:

         The undersigned are the registered owners of the entire general and limited partnership interest in each of BMC Development No. 1 Limited Partnership and Future Acquisition 1995, Ltd., each a Texas limited partnership (each a "Partnership").

         The undersigned have pledged their entire general and limited partnership interest in each Partnership registered to the undersigned to Energy Capital Investment Company PLC, EnCap Equity 1994 Limited Partnership and Gecko Booty 1994 I Limited Partnership ("Sellers"). Please register this pledge in the partnership records of each Partnership and upon such registration, execute this letter in the space below and return an executed original to the undersigned at the above address and to Sellers c/o EnCap Investments L.C., 1100 Louisiana, Suite 3150, Houston, Texas 77002, Attention: Colin Nisbeth.

                                            FUTURE ENERGY CORPORATION,
                                             a Nevada corporation

                                            By: /s/ B. CARL PRICE
                                               --------------------------------
                                                B. Carl Price, President


                                            FUTURE PETROLEUM CORPORATION,
                                             a Texas corporation

                                            By: /s/ B. CARL PRICE
                                               --------------------------------
                                                B. Carl Price, President


AS OF THIS 25th DAY OF NOVEMBER, 1997, the undersigned hereby CONSENTS TO AND ACKNOWLEDGES the foregoing pledge, and the undersigned did register the foregoing pledge in its limited partnership records of each Partnership

FUTURE PETROLEUM CORPORATION,
 a Texas corporation, general partner of each Partnership

By:  /s/ B. CARL PRICE
   --------------------------------
    B. Carl Price, President